Exhibit 10.1

                    AMENDMENT NO. 1 dated as of June 2, 2004, to the Credit Agreement dated as of May 31, 2002 (the "Credit Agreement"),
                                                             -----------------
                    among J.C. Penney Company, Inc.  ("Holdings"),  J. C. Penney
                                                      -----------
                    Corporation,  Inc.  (the  "Parent  Borrower"),  J. C. Penney
                                              -------------------
                    Purchasing  Corporation  ("Purchasing"),  the Lenders  party
                                             --------------
                    thereto, JPMORGAN CHASE BANK, as Administrative Agent (the "Administrative Agent") and WACHOVIA BANK, NATIONAL
                    -------------------------
                    ASSOCIATION, as LC Agent.

               A. The Lenders have agreed to make loans and other extensions of credit for the account of the Borrowers and Account Parties, as applicable, pursuant to the terms and subject to the conditions set forth in the Credit Agreement.

               B. The Borrowers and Account Parties have requested that certain provisions of the Credit Agreement be amended, in each case as set forth herein.

               C. The undersigned Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

               D. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement, as amended hereby.

               Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

               SECTION 1. Amendments to Section 1.01. Section 1.01 of the Credit
                         ----------------------------
          Agreement is hereby amended by deleting clause (e)(ii) of the definition of the term "Permitted Investments" in its entirety and substituting in lieu thereof the following:

                    (ii)   either  (A)  have   portfolio   assets  of  at  least
                    $3,000,000,000 or (B) are rated AAA by S&P or Aaa by Moody's.

               SECTION 2. Amendments of Section 2.05. Section 2.05 of the Credit
                         ----------------------------
          Agreement is hereby amended by (a) deleting the word "Each" appearing at the beginning of clause (c) thereof and substituting in lieu thereof the following: "Except as set forth in paragraph (k) below, each" and (b) adding at the end thereof the following:

                         (k) An Account  Party may request  that an Issuing Bank
                    allow, and an Issuing Bank may (in its sole discretion) agree to allow, one or more Letters of Credit issued by it to expire later than permitted by Section 2.05(c). Any such Letter of Credit is referred to herein as an "Extended
                                                                       ---------
                    Letter of Credit".  The following  provisions shall apply to
                    -----------------
                    any Extended Letter of Credit, notwithstanding any contrary provision set forth herein.

                         (i) The  participations of each Lender in each Extended
                    Letter of Credit shall terminate at the close of business on the date that is five Business Days prior to the Maturity Date, with the effect that the Lenders shall not have any obligations to acquire participations in any LC Disbursement made thereafter.

                         (ii) On or prior to the date  that is 15 days  prior to
                    the Maturity Date (or on the date of any earlier termination of the Commitments) each Account Party shall deposit with each Issuing Bank an amount in cash equal to the LC Exposure as of such date attributable to the Extended Letters of Credit issued by such Issuing Bank for the account of such Account Party. Each such deposit shall be held by the applicable Issuing Bank as collateral for the obligations of such Account Party in respect of such Extended Letters of Credit. Each applicable Issuing Bank shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the relevant Issuing Bank and at such Account Party's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the relevant Issuing Bank to reimburse LC Disbursements in respect of such Extended Letters of Credit issued for the account of such Account Party for which such Issuing Bank has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of such Account Party for the LC Exposure at such time.

                         (iii) After the close of business on the date that is five Business Days prior to the Maturity Date, the fees that would have accrued pursuant to clause (i) of Section 2.11(b) (if the participations of the Lenders in the Extended Letters of Credit had not terminated) shall continue to accrue on the LC Exposure in respect of each Extended Letter of Credit and shall be payable to each applicable Issuing Bank for its own account.

               SECTION 3. Amendments of Section 6.05. Section 6.05 of the Credit
                         ----------------------------
          Agreement is hereby amended by (a) deleting the word "and" appearing at the end of clause (f) thereof, (b) adding the word "and" at the end of clause (g) thereof and (c) adding following clause (g) thereof before the proviso the following new clause (h):

                         (h) the sale,  transfer or other disposition,  in whole
                    or in part, of the Eckerd Companies or their assets; provided that no Default shall have occurred and be
                    --------
                    continuing at the time of and after giving effect to any such sale, transfer or other disposition;

               SECTION 4. Representations and Warranties.  Each of Holdings, the
                         ---------------------------------
          Parent  Borrower  and  Purchasing   represents  and  warrants  to  the
          Administrative Agent and to each of the Lenders that:

               (a) The representations and warranties of each of Holdings, the Parent Borrower and Holdings set forth in the Credit Agreement are true and correct on and as of the date hereof.

               (b) Immediately after giving effect to this Amendment, no Default shall have occurred and be continuing.

               SECTION 5.  Effectiveness.  This Amendment shall become effective
                          ---------------
          as of the date first written above when the Administrative Agent shall have received (a) counterparts of this Amendment that, when taken together, bear the signatures of Holdings, the Parent Borrower, Purchasing and the Required Lenders, (b) for the account of each Lender that executes and delivers a counterpart of this Amendment on or before June 2, 2004 an amendment fee equal to 0.05% of its Commitment and (c) all amounts due and payable pursuant to the Credit Agreement or this Amendment on or prior to the date that this Amendment becomes effective including, to the extent previously invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid hereunder or thereunder.

               SECTION  6.  Credit  Agreement.  Except as  specifically  amended
                            ------------------
          hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended or modified hereby.

               SECTION 7.  Applicable  Law. THIS AMENDMENT SHALL BE GOVERNED BY,
                          -----------------
          AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               SECTION 8. Counterparts. This Amendment may be executed in two or
                          ------------
          more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

               SECTION  9.  Expenses.  The  Parent  Borrower  and the other Loan
                            ---------
          Parties agree, jointly and severally, to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

               SECTION 10.  Headings.  The Section  headings used herein are for
                           ---------
          convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                    J. C. PENNEY COMPANY, INC.,
                                        by
                                         /s/ Robert B. Cavanaugh
                                        ------------------------------
                                        Name:    Robert B. Cavanaugh
                                        Title:   E.V.P., Chief Financial Officer


                                    J. C. PENNEY CORPORATION,  INC.,
                                        by
                                         /s/ Michael Dastugue
                                        -----------------------------
                                        Name:    Michael Dastugue
                                        Title:   Vice President & Treasurer


                                    J. C. PENNEY PURCHASING CORPORATION,
                                        by
                                         /s/ Peter M. McGrath
                                        -------------------------------
                                        Name:    Peter M. McGrath
                                        Title:   President


                                    JPMorgan CHASE BANK, individually
                                    and as administrative agent,
                                        by
                                          /s/ Barry K. Bergman
                                        ------------------------------
                                        Name:    Barry K. Bergman
                                        Title:   Vice President

                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF JUNE 2, 2004, TO THE CREDIT AGREEMENT DATED AS OF MAY 31, 2002, AMONG J.C. PENNEY COMPANY, INC., J.C. PENNEY CORPORATION, INC., J.C. PENNEY PURCHASING CORPORATION, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, and WACHOVIA BANK, NATIONAL ASSOCIATION, AS LC AGENT,


                                        Name of Institution:
                                        Allied Irish Banks, p.l.c.
                                        ---------------------------------

                                        By   /s/    Germaine    Reusch
                                        ---------------------------------
                                        Name:  Germaine  Reusch
                                        Title: Senior Vice President


                                        By /s/ Denise Magyer
                                        ------------------------------
                                        Name:    Denise Magyer
                                        Title:   Vice President



                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF JUNE 2, 2004, TO THE CREDIT AGREEMENT DATED AS OF MAY 31, 2002, AMONG J.C. PENNEY COMPANY, INC., J.C. PENNEY CORPORATION, INC., J.C. PENNEY PURCHASING CORPORATION, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, and WACHOVIA BANK, NATIONAL ASSOCIATION, AS LC AGENT,

                                        Name of Institution: Banco Popular
                                        de Puerto Rico, New York Branch
                                        ----------------------------------

                                        By /s/ Hector J. Gonzalez
                                        ---------------------------
                                        Name:    Hector J. Gonzalez
                                        Title:   Vice President





                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF JUNE 2, 2004, TO THE CREDIT AGREEMENT DATED AS OF MAY 31, 2002, AMONG J.C. PENNEY COMPANY, INC., J.C. PENNEY CORPORATION, INC., J.C. PENNEY PURCHASING CORPORATION, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, and WACHOVIA BANK, NATIONAL ASSOCIATION, AS LC AGENT,


                                        Name of Institution:
                                        Bank of America, N.A.
                                        ------------------------------

                                        By /s/ Amy Honey
                                        ------------------------------
                                        Name:    Amy Honey
                                        Title:   Vice President

                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF JUNE 2, 2004, TO THE CREDIT AGREEMENT DATED AS OF MAY 31, 2002, AMONG J.C. PENNEY COMPANY, INC., J.C. PENNEY CORPORATION, INC., J.C. PENNEY PURCHASING CORPORATION, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, and WACHOVIA BANK, NATIONAL ASSOCIATION, AS LC AGENT,


                                        Name of Institution:
                                        Bank of Scotland
                                        ---------------------------

                                        By /s/ Karen Workman
                                        --------------------------------
                                        Name:    Karen Workman
                                        Title:   Assistant Vice President




                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF JUNE 2, 2004, TO THE CREDIT AGREEMENT DATED AS OF MAY 31, 2002, AMONG J.C. PENNEY COMPANY, INC., J.C. PENNEY CORPORATION, INC., J.C. PENNEY PURCHASING CORPORATION, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, and WACHOVIA BANK, NATIONAL ASSOCIATION, AS LC AGENT,

                                        Name of Institution:
                                        CIT-BC
                                        -------------------------

                                        By /s/ Steven Schuit
                                        ------------------------------
                                        Name:    Steven Schuit
                                        Title:   Vice President
                                                 Team Leader





                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF JUNE 2, 2004, TO THE CREDIT AGREEMENT DATED AS OF MAY 31, 2002, AMONG J.C. PENNEY COMPANY, INC., J.C. PENNEY CORPORATION, INC., J.C. PENNEY PURCHASING CORPORATION, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, and WACHOVIA BANK, NATIONAL ASSOCIATION, AS LC AGENT,


                                        Name of Institution:
                                        Citicorp USA, Inc.
                                        ------------------------

                                        By /s/ Robert A. Snell
                                        -----------------------------
                                        Name:    Robert A. Snell
                                        Title:   Vice President

                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF JUNE 2, 2004, TO THE CREDIT AGREEMENT DATED AS OF MAY 31, 2002, AMONG J.C. PENNEY COMPANY, INC., J.C. PENNEY CORPORATION, INC., J.C. PENNEY PURCHASING CORPORATION, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, and WACHOVIA BANK, NATIONAL ASSOCIATION, AS LC AGENT,

                                        Name of Institution:
                                        Compass Bank
                                        -------------------------

                                        By /s/ Bruce Frey
                                        -------------------------
                                        Name:    Bruce Frey
                                        Title:   Vice President




                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF JUNE 2, 2004, TO THE CREDIT AGREEMENT DATED AS OF MAY 31, 2002, AMONG J.C. PENNEY COMPANY, INC., J.C. PENNEY CORPORATION, INC., J.C. PENNEY PURCHASING CORPORATION, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, and WACHOVIA BANK, NATIONAL ASSOCIATION, AS LC AGENT,

                                        Name of Institution:
                                        Credit Suisse First Boston, acting
                                        through its Cayman Islands Branch
                                        --------------------------------
                                        By  /s/ Bill O'Daly
                                        --------------------------------
                                        Name:    Bill O'Daly
                                        Title:   Director

                                        By  /s/ Cassandra Droogan
                                        --------------------------------
                                        Name:    Cassandra Droogan
                                        Title:   Associate




                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF JUNE 2, 2004, TO THE CREDIT AGREEMENT DATED AS OF MAY 31, 2002, AMONG J.C. PENNEY COMPANY, INC., J.C. PENNEY CORPORATION, INC., J.C. PENNEY PURCHASING CORPORATION, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, and WACHOVIA BANK, NATIONAL ASSOCIATION, AS LC AGENT,

                                        Name of Institution:
                                        Fleet National Bank
                                        ----------------------------
                                        By  /s/ Judith C.E. Kelly
                                        ----------------------------
                                        Name:    Judith C.E. Kelly
                                        Title:   Managing Director

                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF JUNE 2, 2004, TO THE CREDIT AGREEMENT DATED AS OF MAY 31, 2002, AMONG J.C. PENNEY COMPANY, INC., J.C. PENNEY CORPORATION, INC., J.C. PENNEY PURCHASING CORPORATION, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, and WACHOVIA BANK, NATIONAL ASSOCIATION, AS LC AGENT,

                                        Name of Institution:
                                        General Electric Capital Corporation
                                        ---------------------------------------
                                        By /s/ Karl Kieffer
                                        ---------------------------------------
                                        Name:    Karl Kieffer
                                        Title:   Duly Authorized Signatory





                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF JUNE 2, 2004, TO THE CREDIT AGREEMENT DATED AS OF MAY 31, 2002, AMONG J.C. PENNEY COMPANY, INC., J.C. PENNEY CORPORATION, INC., J.C. PENNEY PURCHASING CORPORATION, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, and WACHOVIA BANK, NATIONAL ASSOCIATION, AS LC AGENT,



                                        Name of Institution:
                                        Hibernia National Bank
                                        --------------------------
                                        By  /s/ Laura Watts
                                        --------------------------
                                        Name:    Laura Watts
                                        Title:   Vice President



                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF JUNE 2, 2004, TO THE CREDIT AGREEMENT DATED AS OF MAY 31, 2002, AMONG J.C. PENNEY COMPANY, INC., J.C. PENNEY CORPORATION, INC., J.C. PENNEY PURCHASING CORPORATION, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, and WACHOVIA BANK, NATIONAL ASSOCIATION, AS LC AGENT,


                                        Name of Institution:
                                        HSBC Bank USA
                                        ------------------------
                                        By  /s/ Robert Corder
                                        ------------------------
                                        Name:    Robert Corder
                                        Title:   Senior Vice President

                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF JUNE 2, 2004, TO THE CREDIT AGREEMENT DATED AS OF MAY 31, 2002, AMONG J.C. PENNEY COMPANY, INC., J.C. PENNEY CORPORATION, INC., J.C. PENNEY PURCHASING CORPORATION, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, and WACHOVIA BANK, NATIONAL ASSOCIATION, AS LC AGENT,

                                        Name of Institution:
                                        Mellon Bank, N.A.
                                        -------------------------
                                        By  /s/ J. Cate
                                        -------------------------
                                        Name:    J. Cate
                                        Title:   1st Vice President




                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF JUNE 2, 2004, TO THE CREDIT AGREEMENT DATED AS OF MAY 31, 2002, AMONG J.C. PENNEY COMPANY, INC., J.C. PENNEY CORPORATION, INC., J.C. PENNEY PURCHASING CORPORATION, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, and WACHOVIA BANK, NATIONAL ASSOCIATION, AS LC AGENT,

                                        Name of Institution:
                                        National City Bank
                                        ---------------------------
                                        By /s/ Michael J. Durbin
                                        ---------------------------
                                        Name:    Michael J. Durbin
                                        Title:   Senior Vice President



                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF JUNE 2, 2004, TO THE CREDIT AGREEMENT DATED AS OF MAY 31, 2002, AMONG J.C. PENNEY COMPANY, INC., J.C. PENNEY CORPORATION, INC., J.C. PENNEY PURCHASING CORPORATION, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, and WACHOVIA BANK, NATIONAL ASSOCIATION, AS LC AGENT,

                                        Name of Institution:
                                        PNC Bank, N.A.
                                        ------------------------
                                        By  /s/ Sharon Geffel
                                        ------------------------
                                        Name:    Sharon Geffel
                                        Title:   Vice President



                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF JUNE 2, 2004, TO THE CREDIT AGREEMENT DATED AS OF MAY 31, 2002, AMONG J.C. PENNEY COMPANY, INC., J.C. PENNEY CORPORATION, INC., J.C. PENNEY PURCHASING CORPORATION, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, and WACHOVIA BANK, NATIONAL ASSOCIATION, AS LC AGENT,

                                        Name of Institution:
                                        RZB Finance LLC
                                        -------------------------
                                        By  /s/ John A. Valiska
                                        -------------------------
                                        Name:    John A. Valiska
                                        Title:   Group Vice President

                                        By  /s/ Christoph Hoedl
                                        --------------------------
                                        Name:    Christoph Hoedl
                                        Title:   Vice President

                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF JUNE 2, 2004, TO THE CREDIT AGREEMENT DATED AS OF MAY 31, 2002, AMONG J.C. PENNEY COMPANY, INC., J.C. PENNEY CORPORATION, INC., J.C. PENNEY PURCHASING CORPORATION, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, and WACHOVIA BANK, NATIONAL ASSOCIATION, AS LC AGENT,

                                        Name of Institution:
                                        Siemens Financial Services, Inc.
                                        -----------------------------------
                                        By  /s/ Frank Amodio
                                        -----------------------------------
                                        Name:    Frank Amodio
                                        Title:   Vice President - Credit




                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF JUNE 2, 2004, TO THE CREDIT AGREEMENT DATED AS OF MAY 31, 2002, AMONG J.C. PENNEY COMPANY, INC., J.C. PENNEY CORPORATION, INC., J.C. PENNEY PURCHASING CORPORATION, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, and WACHOVIA BANK, NATIONAL ASSOCIATION, AS LC AGENT,

                                        Name of Institution:
                                        Standard Chartered Bank
                                        ------------------------------
                                        By  /s/ Alan Babcock
                                        ------------------------------
                                        Name:    Alan Babcock
                                        Title:   Senior Vice President

                                        By  /s/ Andrew Y. Ng
                                        --------------------------------
                                        Name:    Andrew Y. Ng
                                        Title:   Vice President



                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF JUNE 2, 2004, TO THE CREDIT AGREEMENT DATED AS OF MAY 31, 2002, AMONG J.C. PENNEY COMPANY, INC., J.C. PENNEY CORPORATION, INC., J.C. PENNEY PURCHASING CORPORATION, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, and WACHOVIA BANK, NATIONAL ASSOCIATION, AS LC AGENT,

                                        Name of Institution:
                                        State Street Bank and Trust Company
                                        ------------------------------------
                                        By  /s/ Juan G. Sierra
                                        -------------------------------------
                                        Name:    Juan G. Sierra
                                        Title:   Assistant Vice President

                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF JUNE 2, 2004, TO THE CREDIT AGREEMENT DATED AS OF MAY 31, 2002, AMONG J.C. PENNEY COMPANY, INC., J.C. PENNEY CORPORATION, INC., J.C. PENNEY PURCHASING CORPORATION, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, and WACHOVIA BANK, NATIONAL ASSOCIATION, AS LC AGENT,

                                        Name of Institution:
                                        The Bank of New York
                                        ---------------------------
                                        By   /s/ Johna M. Fidanza
                                        ---------------------------
                                        Name:    Johna M. Fidanza
                                        Title:   Vice President



                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF JUNE 2, 2004, TO THE CREDIT AGREEMENT DATED AS OF MAY 31, 2002, AMONG J.C. PENNEY COMPANY, INC., J.C. PENNEY CORPORATION, INC., J.C. PENNEY PURCHASING CORPORATION, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, and WACHOVIA BANK, NATIONAL ASSOCIATION, AS LC AGENT,

                                        Name of Institution:
                                        The Northern Trust Company
                                        ----------------------------
                                        By  /s/ Kathleen D. Schurr
                                        ----------------------------
                                        Name:    Kathleen D. Schurr
                                        Title:   Vice President



                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF JUNE 2, 2004, TO THE CREDIT AGREEMENT DATED AS OF MAY 31, 2002, AMONG J.C. PENNEY COMPANY, INC., J.C. PENNEY CORPORATION, INC., J.C. PENNEY PURCHASING CORPORATION, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, and WACHOVIA BANK, NATIONAL ASSOCIATION, AS LC AGENT,

                                      Name of Institution:
                                      Transamerica Business Capital Corporation
                                      -----------------------------------------
                                      By /s/ Karl Kieffer
                                      -----------------------------------------
                                      Name:    Karl Kieffer
                                      Title:   Duly Authorized Signatory

                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF JUNE 2, 2004, TO THE CREDIT AGREEMENT DATED AS OF MAY 31, 2002, AMONG J.C. PENNEY COMPANY, INC., J.C. PENNEY CORPORATION, INC., J.C. PENNEY PURCHASING CORPORATION, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, and WACHOVIA BANK, NATIONAL ASSOCIATION, AS LC AGENT,

                                        Name of Institution:
                                        UMB Bank, na
                                        ---------------------
                                        By  /s/ David A. Proffitt
                                        ---------------------------
                                        Name:    David A. Proffitt
                                        Title:   Senior Vice President



                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF JUNE 2, 2004, TO THE CREDIT AGREEMENT DATED AS OF MAY 31, 2002, AMONG J.C. PENNEY COMPANY, INC., J.C. PENNEY CORPORATION, INC., J.C. PENNEY PURCHASING CORPORATION, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, and WACHOVIA BANK, NATIONAL ASSOCIATION, AS LC AGENT,

                                        Name of Institution:
                                        U.S. Bank National Association
                                        -----------------------------------

                                        By  /s/ Douglas A. Rich
                                        ------------------------------------
                                        Name:    Douglas A. Rich
                                        Title:   Vice President



                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF JUNE 2, 2004, TO THE CREDIT AGREEMENT DATED AS OF MAY 31, 2002, AMONG J.C. PENNEY COMPANY, INC., J.C. PENNEY CORPORATION, INC., J.C. PENNEY PURCHASING CORPORATION, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, and WACHOVIA BANK, NATIONAL ASSOCIATION, AS LC AGENT,

                                        Name of Institution:
                                        Wachovia Bank, National Bank
                                        -------------------------------

                                        By  /s/ Thomas M. Harper
                                        -------------------------------
                                        Name:    Thomas M. Harper
                                        Title:   Senior Vice President

                    SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF JUNE 2, 2004, TO THE CREDIT AGREEMENT DATED AS OF MAY 31, 2002, AMONG J.C. PENNEY COMPANY, INC., J.C. PENNEY CORPORATION, INC., J.C. PENNEY PURCHASING CORPORATION, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, and WACHOVIA BANK, NATIONAL ASSOCIATION, AS LC AGENT,


                                        Name of Institution:
                                        Wells Fargo Bank N.A.
                                        --------------------------

                                        By /s/ Preston Massey
                                        --------------------------
                                        Name:    Preston Massey
                                        Title:   Vice President